SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: DECEMBER 30, 2003

                         Commission File Number: 0-15235

                               MITEK SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                                      87-0418827
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                         14145 DANIELSON STREET, SUITE B
                                 POWAY, CA 92064
                    (Address of principal executive offices)

                                 (858) 513-4600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On December 30, 2003, Mitek Systems, Inc. issued a press release announcing the resignation of Daniel E. Steimle from its Board of Directors. A copy of the release is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 7(c). EXHIBITS

      99.1 Press release dated December 30, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         MITEK SYSTEMS, INC.

Date: December 30, 2003                  By: /s/ John M. Thornton
                                         -------------------------------------
                                         John M. Thornton
                                         Chairman of the Board of Directors and
                                         Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1              PRESS RELEASE DATED DECEMBER 30, 2003.